UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 31, 2015

Vail Resorts, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-09614	51-0291762
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 404-1800

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 31, 2015, members of the management team of Vail Resorts, Inc. (the “Company”) will be participating in meetings with investors in connection with its 2015 investors’ conference being held in Park City, Utah. The Company posted the investor presentation in the “Investor Relations” section of its website available at http://investors.vailresorts.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAIL RESORTS, INC.

Date: March 31, 2015	By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin
Title: Executive Vice President and Chief Financial Officer